SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 12, 2005


                          BIOACCELERATE HOLDINGS, INC.
               (Exact name of issuer as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)


                        Commission file number: 333-43126
                            (Commission File Number)


                                   87-0650219
                        (IRS Employer Identification No.)


             19th Floor, 712 Fifth Avenue, New York, NY, 10019-4108
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 897-6849


                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The Company has determined after taking advise that Enhance Biotech Inc, a company in which Bioaccelerate Holdings Inc, owns 22.4%, which had originally been accounted for using the equity method will now be consolidated pursuant to FIN 46R. Simultaneous with filing this Form 8K, the registrant will refile amended periodic reports accordingly.

                          BIOACCELERATE HOLDINGS, INC.,
                        A Nevada corporation (Registrant)


DATE: September 16, 2005                BY: /s/ Linden Boyne
                                            ---------------------------
                                            Chief Financial Officer